                                                                   EXHIBIT 10.27

                              SERVICE AGREEMENT
                 APPLICABLE TO TRANSPORTATION OF NATURAL GAS
                            UNDER RATE SCHEDULE FT
                              (X-74 ASSIGNMENT)



                  AGREEMENT made as of this 18th of October, 1995, by and between CNG TRANSMISSION CORPORATION, a Delaware corporation, hereinafter called "Pipeline," and PIEDMONT NATURAL GAS COMPANY, INC., a North Carolina corporation, hereinafter called "Customer."

                  WHEREAS, Customer has elected to take assignment of a portion of the firm transportation service entitlements provided by Pipeline to Transcontinental Gas Pipeline Corporation ("Transco"), under Pipeline's Rate
Schedule X-74 (Lebanon-to-Leidy Service); and

                  WHEREAS, Pipeline has agreed to assign such entitlements to Customer for service under part 284 of the Commission's regulations, subject to Pipeline's ability to obtain relief from its contractual obligation to serve Transco for a like quantity of firm transportation service, under Pipeline's Rate Schedule X-74.

                 WITNESSETH: That, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I
                                  Quantities

                  A. During the term of this Agreement, Pipeline will transport for Customer, on a firm basis, and Customer may furnish, or cause to be furnished, to Pipeline natural gas for such transportation, and Customer will accept, or cause to be accepted, delivery from Pipeline of the quantities Customer has tendered for transportation.

                  B. The maximum quantities of gas which Pipeline shall deliver and which Customer may tender shall be as set forth on Exhibit A, attached hereto.

                                  ARTICLE II
                                     Rate

                  A. Unless otherwise mutually agreed in a written amendment to this Agreement, beginning on November 1,1995, Customer shall pay Pipeline for transportation services rendered pursuant to this
                           Agreement:

                  1. The maximum rates and charges provided under Rate Schedule FT set forth in Pipeline's effective FERC Gas Tariff, including applicable surcharges and the Fuel Retention Percentage; and

                  2. All additional charges applicable to Rate Schedule X-74 Capacity and set forth on Sheet No.37 of Pipeline's effective FERC Gas Tariff.

                  B. Pipeline shall have the right to propose, file and make effective with the Federal Energy Regulatory Commission or any other body having jurisdiction, revisions to any applicable rate schedule, or to propose, file, and make effective superseding rate schedules for the purpose of changing the rate, charges, and other provisions thereof effective as to Customer; provided, however, that (i) Section 2 of Rate Schedule FT "Applicability and Character of Service," (ii) term, (iii) quantities, and (iv) points of receipt and points of delivery shall not be subject to unilateral change under this Article. Said rate schedule or superseding rate schedule and any revisions thereof which shall be filed and made effective shall apply to and become a part of this Service Agreement. The filing of such changes and revisions to any applicable rate schedule shall be without prejudice to the right of Customer to contest or oppose such filing and its effectiveness.

                                   ARTICLE III
                                Term of Agreement

            Subject to all the terms and conditions herein, this Agreement shall be effective as of the later of November 1,1995 or the date on which any and all authorizations are received by Pipeline, Transco, and Texas Gas Transmission Corporation, as may be required to effectuate the transportation contemplated hereby including the transportation services immediately upstream and downstream of Pipeline. This Agreement shall continue in effect for a primary term through and including October 31, 2006, and from year to year thereafter, until either party terminates this Agreement by giving written notice to the other at least twelve months prior to the start of the next contract year.

                                   ARTICLE IV
                         Points of Receipt and Deliverv

            The Points of Receipt and Delivery and the maximum quantities for each point for all gas that may be received for Customer's account for Transportation by Pipeline shall be as set forth on Exhibit A.

                                    ARTICLE V
                 INCORPORATION BY REFERENCE OF TARIFF PROVISIONS

                  To the extent not inconsistent with the terms and conditions of this Agreement, the following provisions of Pipeline's effective FERC Gas Tariff, and any revisions thereof that may be made effective hereafter are hereby made applicable to and a part hereof by reference:

1. All of the provisions of Rate Schedule FT, or any effective superseding rate schedule or otherwise applicable rate schedule; and

2. All of the provisions of the General Terms and Conditions, as they may be revised or superseded from time to time.


                                   ARTICLE VI
                                  MISCELLANEOUS

                  A. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto; provided, however, that the parties do not intend that this Article VI.A. requires a further written agreement either prior to the making of any request or filing permitted under Article II hereof or prior to the effectiveness of such request or filing after Commission approval, provided further, however, that nothing in this Agreement shall be deemed to prejudice any position the parties may take as to whether the request, filing or revision permitted under
Article II must be made under Section 7 or Section 4 of the Natural Gas Act.

                  B. Any notice, request or demand provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and sent to the following addresses:

         Pipeline:     CNG Transmission Corporation
                       445 West Main Street
                       Clarksburg, West Virginia 26301
                       Attention: Vice President, Marketing
                                  and Customer Services

         Customer:     Piedmont Natural Gas Company, Inc.
                       P. O. Box 33068
                       Charlotte, North Carolina 28233
                       for Notices, Attention: Keith Maust, Director, Gas Supply for Invoices, Attention: Ann Boggs, Director, Rates

or at such other address as either party shall designate by formal written notice.

                  C. No presumption shall operate in favor of or against either party hereto as a result of any responsibility either party may have had for drafting this Agreement.

                  D. The subject headings of the provisions of this Agreement are inserted for the purpose of convenient reference and are not intended to become a part of or to be considered in any interpretation of such provisions.

                  IN WITNESS WHEREOF, the parties hereto intending to be legally bound, have caused this Agreement to be signed by their duly authorized officials as of the day and year first written above.

                                   CNG TRANSMISSION CORPORATION (Pipeline)

                                   By:       /s/ Joseph A. Curia
                                        ---------------------------------------
                                   Its:          Vice President


                                   PIEDMONT NATURAL GAS COMPANY, INC.
                                                        (Customer)


                                   By:   /s/   Thomas E. Skains
                                        ---------------------------------------
                                   Its:   Senior Vice President, Gas Supply
                                        ---------------------------------------
                                               (Title)

                                                                       EXHIBIT A

                          OCTOBER _, 1995 FT SERVICE AGREEMENT (X-74 ASSIGNMENT)
                                            BETWEEN CNG TRANSMISSION CORPORATION
                                          AND PIEDMONT NATURAL GAS COMPANY, INC.


                                                                    PAGE 1 OF 2

                                    EXHIBIT A
                           TO THE FT SERVICE AGREEMENT
                             DATED OCTOBER ___, 1995
                    BETWEEN CNG TRANSMISSION CORPORATION AND
                       PIEDMONT NATURAL GAS COMPANY, INC.
                                (X-74 ASSIGNMENT)

A.       QUANTITIES

         The maximum quantities of gas which Pipeline shall deliver and which Customer may tender shall be as follows:

         1.       A Maximum Daily Transportation Quantity (MDTQ) of 12,875 Dt.

         2.       A Maximum Annual Transportation Quantity (MATQ) of 4,699,375
                  Dt.

B.       POINT OF RECEIPT

         The Point of Receipt and the maximum quantities for such point shall be as set forth below. Each of the parties will use due care and diligence to assure that uniform pressures will be maintained at the Receipt Point as reasonably may be required to render service hereunder, but Pipeline shall not be required to accept gas at less than the minimum pressure specified herein. In addition to the quantities specified below, Customer may increase the quantities furnished to Pipeline at the Receipt Point, so long as such quantities, when reduced by the fuel retention percentage specified in Pipeline's currently-effective FERC Gas Tariff, do not exceed the quantity limitation specified below for the Receipt Point.

         1. Up to 12,875 Dt per Day at the interconnection of the facilities of Pipeline and Texas Gas Transmission Corporation in Warren County, Ohio, known as the Lebanon Interconnection, at a pressure of not less than five hundred thirty-one (531) pounds per square inch gauge ("psig").

                                                                       EXHIBIT A
                          OCTOBER _, 1995 FT SERVICE AGREEMENT (X-74 ASSIGNMENT)
                                            BETWEEN CNG TRANSMISSION CORPORATION
                                          AND PIEDMONT NATURAL GAS COMPANY, INC.

                                                                    PAGE 2 OF 2

C        POINT OF DELIVERY

         The Maximum Daily Delivery Obligation ("MDDO") stated below reflects Pipeline's total obligation to deliver quantities to the Point of Delivery under all firm service agreements between Pipeline and Customer, Customer's assignee, any applicable Replacement Customer, or any other Customer. Each of the parties will use due care and diligence to assure that uniform pressures will be maintained at the Delivery Point as reasonably may be required to render service hereunder, but Pipeline shall not be required to deliver gas (or to cause gas to be delivered) at greater than the maximum pressure specified herein. The Point of Delivery and the MDDO shall be as follows:

         1. Up to 12,875 Dt per Day at the interconnection of the facilities of Pipeline and Transcontinental Gas Pipe Line Corporation, or other pipeline(s) in Clinton County, Pennsylvania, known as the Leidy Interconnection, at a pressure of not greater than one thousand, two hundred (1,200) psig.